Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Westport Futures Fund L.P
     Supplement to Registration Statement on Form S-1
     File No. 333-24923

Ladies and Gentlemen:

     On Behalf of Smith Barney Westport Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated August 31, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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



                                  Smith Barney
                           Westport Futures Fund L.P.
                                   August 1997

Smith Barney Westport Futures Fund L.P. closed its first month of trading down 3.4% for a month-end Net Asset Value per unit of $965.68.

Each month, you will receive from us this statement of the Fund's financial results and commentary from the advisor on trading activities and results. We hope to keep you informed about the progress in your investment and to provide you with information about the wide variety of global commodity and futures markets in which the Fund participates. We again thank you for your investment in Smith Barney Westport Futures Fund and look forward with you to a successful investment experience.

The following comments pertain to the trading activities of the Fund's advisor, John W. Henry & Company, Inc.

John W. Henry & Company, Inc. investment programs, with large interest rate and European currency components, experienced losses in August as fresh worries about inflation and higher interest rates hit investors on both sides of the Atlantic. The month began with sharp sell-offs in U.S. and German bond markets. The U.S. 30-year Treasury bond tumbled on August 1 in the biggest single one-day loss in over a year.

The currency market's two recent high fliers, the U.S. dollar and British pound, tumbled in world markets. The dollar plummeted more than two German pfennigs at mid-month after trading at eight-year highs against the German mark. The pound fell to its lowest level in 10 months against the dollar and lost 8 pfennigs against the mark on the news.

Reverberations were felt in global equity markets. In the U.S., the Dow set new records for intraday volatility -- frequently in the last 45 minutes of trading -- at one point gyrating 150 points in less than 15 minutes. European bourses echoed the churning U.S. market. Stock market volatility and fears of inflation also renewed investor interest in gold, resulting in higher prices for the precious metal.

In the commodity markets, small gains in cotton failed to offset losses in other agricultural markets. Positions in crude oil also resulted in losses.




Smith Barney Futures Management Inc.

                                  Smith Barney
                           Westport Futures Fund L.P.
                                Account Statement
                            For the Period August 1,
                             Through August 31, 1997


                                                                      Percent
                                                                     of Average
                                                                     Net Assets
                                                                     ----------

Realized losses from trading                            (764,607)        (1.96)
Change in unrealized gains/losses
from trading                                            (260,987)        (0.67)

                                                    ------------        -------

                                                      (1,025,594)        (2.62)
Add, Brokerage commissions
and clearing fees ($2,279)                               222,599          0.57

                                                    ------------        -------
Net realized and unrealized
losses                                                (1,248,193)        (3.19)

Interest Income                                          133,021          0.34

                                                    ------------        -------
                                                      (1,115,172)        (2.85)

                                                    ------------        -------
Less, Expenses:
Management fees                                          130,613          0.33
Other expenses                                             9,320          0.02

                                                    ------------        -------
                                                         139,933          0.36

                                                    ------------        -------
Net Loss                                              (1,255,105)        (3.21)
                                                                        =======


Net assets, August 1, 1997 (Note 1)                 $ 39,731,000
                                                    ------------

Net assets, August 31, 1997                         $ 38,475,895
                                                    ============

Net asset value per unit                            $     951.41
                                                    ============
($38,475,895/40,441 units)

Redemption value per unit (Note 2)                  $     965.68
                                                    ============

Note 1: Net Assets at August 1,1997,
the date the Fund commenced trading
operations, consisted of:
Limited Partners' Contributions                     $ 40,036,000
General Partner Contribution                             405,000
Offering and Organization Expenses                      (710,000)
                                                   -------------
                                                    $ 39,731,000
                                                   =============

Note 2: For the purpose of a redemption, any accrued liability for reimburse-ment of offering and organization expenses will not reduce net asset value per unit. As a result, the reported redemption value per unit is $965.68.
The net asset value per unit of $951.41 is reflective of charging offering and organization expenses against the initial capital of the fund and is reported for financial reporting purposes only.



To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Westport Futures Fund L.P.

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